                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 28, 2001

                              SKILLSOFT CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
          -------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

      000-28823                                           02-0496115
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              20 Industrial Park Drive, Nashua, New Hampshire 03062
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (603) 324-3000
                         -------------------------------
                         (Registrant's Telephone Number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 10, 2002, SkillSoft Corporation ("SkillSoft") filed a Current Report (the "Report") on Form 8-K to report its acquisition of Books24x7.com, Inc. ("Books") pursuant to an Agreement and Plan of Merger dated December 6, 2001 (the "Merger Agreement") by and among SkillSoft, BTF Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of SkillSoft ("BTF"), and Books. Pursuant to Item 7 of Form 8-K, SkillSoft indicated that it would file the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information as required by Item 7(b) by amendment. This amendment is being filed to provide such required financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     In its Report, SkillSoft did not file the financial statements required by subsection (a)(1) of Item 7 and did not file the pro forma financial statements required by subsection (b)(1) of Item 7. SkillSoft indicated in its Report that it would file an amended Report within 60 days, pursuant to subsections (a)(4) and (b)(2) of Item 7.

     (a)  Financial Statement of Businesses Acquired.

     The following audited financial statements of Books are filed herewith as
Exhibit 99.1 to this Current Report on Form 8-K/A:

          (i)   Independent Auditors' Report;

          (ii)  Balance Sheets as of December 31, 2000 and September 30, 2001;

          (iii) Statements of Operations for the years ended December 31, 1999 and 2000 and for the nine months ended September 30, 2001;

          (iv) Statements of Redeemable Convertible Preferred Stock and Stockholders' Deficit for the years ended December 31, 1999 and 2000 and for the nine months ended September 30, 2001;

          (v) Statements of Cash Flows for the years ended December 31, 1999 and 2000 and for the nine months ended September 30, 2001; and

          (vi)  Notes to Financial Statements.

     (b)  Pro Forma Financial Information.

     The following pro forma financial information of Books is filed herewith as
Exhibit 99.2 to this Current Report on Form 8-K/A:

          (i) Unaudited Pro Forma Combined Condensed Balance Sheet as of October 31, 2001, together with notes thereto; and

          (ii) Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended January 31, 2001 and for the nine-month period ended October 31, 2001, together with notes thereto.

     (c)  Exhibits

     The following exhibits are filed as part of this Current Report on Form 8-K/A:

          23.1 Consent of Arthur Andersen LLP.

          99.1 Audited Financial Statements of Books24x7.com, Inc. as of December 31, 2000 and September 30, 2001 with Independent Auditors' Report thereon.

          99.2 Unaudited Pro Forma Combined Condensed Financial Information of Books24x7.com, Inc. as of October 31, 2001, for the year ended January 31, 2001 and for the nine-month period ended October 31, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SKILLSOFT CORPORATION


Date: January 25, 2002                 By:  /s/ Charles E. Moran
                                           ------------------------------------
                                           Charles E. Moran
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
    23.1            Consent of Arthur Andersen LLP.

    99.1 Audited Financial Statements of Books24x7.com, Inc. as of December 31, 2000 and September 30, 2001 with Independent Auditors' Report thereon.

    99.2 Unaudited Pro Forma Combined Condensed Financial Information of Books24x7.com, Inc. as of October 31, 2001, for the year ended January 31, 2001 and for the nine-month period ended October 31, 2001.